Exhibit 10.38


                                    (Form)
                              SILVER DINER, INC.
                     RESTATED STOCK OPTION PLAN AGREEMENT

A Stock Option award is hereby granted by Silver Diner, Inc., a Delaware corporation ("Company"), to the Key Employee named below ("Optionee"), for and with respect to common stock of the Company, par value $0.00074 per share ("Common Stock"), subject to the following terms and conditions:

     1. Subject to the provisions set forth herein and the provisions of the Stock Option Plan ("Plan"), the provisions of which are hereby incorporated by reference, and in consideration of the agreements of Optionee herein provided, the Company hereby grants to Optionee a Stock Option to purchase from the Company the number of shares of Common Stock, at the purchase price per share ("Option Exercise Price"), and on the schedule, all as set forth below. Such Stock Option is sometimes referred to herein as the "Award".


 Name of Optionee:           Patrick Meskell

 Number of Shares Subject    100,000
 to Stock Option:

 Option Exercise Price       $1.25
 Per Share:

 Date of Grant:              12/29/97

 Exercise Schedule:


                           Number of Shares                        Exercise Period
 Date(*)               Subject to Stock Option                 Date First Exercisable        Expiration
 ------                -----------------------                 ----------------------        ----------
 12/29/97                          10,000                                 12/29/97             12/28/07

 12/29/98                          20,000                                 12/29/98             12/28/07

 12/29/99                          20,000                                 12/29/99             12/28/07

 12/29/00                          20,000                                 12/29/00             12/28/07

 12/29/01                          30,000                                 12/29/01             12/28/07


(*) An additional 18% of options vest when the market price of the Shares is greater than $5.00 per Share, $7.50 per Share and $10 per Share, with the options vesting 100% when the market price is greater than $12.00 per Share.

     2. The exercise of all or any portion of the Award is conditioned upon the acceptance by Optionee of the terms hereof as evidenced by his execution of this Option Agreement in the space provided therefor at the end hereof and the return of an executed copy to the Secretary of the Company.

     Written notice of an election to exercise any portion of the Award, in a form substantially identical to that attached as an Exhibit hereto and specifying the portion thereof being exercised and the exercise date, shall be given by Optionee, or his legal representative, (a) by delivering such notice at the principal executive offices of the Company no later than the exercise date, or (b) by mailing such notice, postage prepaid, addressed to the Secretary of the Company at the Company's principal executive offices at least three business days prior to the exercise date.

     3. Neither Optionee nor any other person entitled to exercise the Stock Option under the terms hereof shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any Common Stock issuable on exercise of the Stock Option, until the date of the issuance of a stock certificate for such Common Stock.

     4. If the Award shall be exercised in whole, this Option Agreement shall be surrendered to the Company for cancellation. If the Award shall be exercised in part, or a change in the number or designation of the Common Stock shall be made, this Option Agreement shall be delivered by Optionee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of the Common Stock.

     5. Optionee represents, warrants and agrees that Optionee will acquire and hold the shares purchased on exercise of the Option for his own account for investment and not with the view to the resale or distribution thereof, except for resales or distributions in accordance with applicable securities laws, and that Optionee will not, at any time or times, directly or indirectly, offer, sell, distribute, pledge, or otherwise grant a security interest in or otherwise dispose of or transfer all, any portion of or any interest in, any shares purchased on exercise of the Option (or solicit an offer to buy, take in pledge or otherwise acquire or receive, all or any portion thereof).

     Optionee acknowledges that Optionee has received and reviewed a description of the Common Stock of the Company and a copy of the Plan. Optionee further acknowledges that Optionee has had the opportunity to ask questions of, and receive answer from, the officers and representatives of the Company concerning all material information concerning the Company and the terms and conditions of the transactions in which Optionee is acquiring the Option and may subsequently acquire shares of the Common Stock. Optionee further acknowledges that Optionee understands that the Company may use the proceeds from the exercise of the Option for general corporate purposes.

     6. The grant of the Award hereunder shall not be deemed to give the Optionee the right to be retained in the employ of the Company or to affect the right of the Company to discharge the Optionee at any time.

     7. The Award shall be exercised in accordance with such administrative regulations, as the Board shall from time to time adopt.

     8. The Award and this Option Agreement shall be construed, administered and governed in all respects under and by the laws of the State of Maryland, without giving effect to principles of conflict of laws.

     9. The Award and this Option Agreement are subject to the requirement that the shareholders of the Company approve and ratify the adoption of the Plan no later than June 11, 1997.

                              SILVER DINER, INC., a Delaware corporation


                              By:_______________________________________________


The undersigned hereby accepts the foregoing Award and the terms and conditions hereof.


                              __________________________________________________
                              Patrick Meskell, Key Employee